EXHIBIT 24.1

                               POWERS OF ATTORNEY
                               ODD JOB STORES, INC.

       KNOW ALL MEN BY THESE PRESENTS, that ODD JOB STORES, INC., an Ohio corporation, and each person whose name is signed below hereby constitutes and appoints Steve Furner and Edward Cornell, and each of them, their attorneys-in-fact and agents, with full power of substitution and resubstitution, for and on behalf of Odd Job Stores, Inc. and the undersigned directors and/or officers of Odd Job Stores, Inc., and each of such directors and officers, to sign the Odd Job Stores, Inc.'s Annual Report on Form 10-K for the eleven months ended December 31, 2002, and any and all amendments thereto, and related documents, and to file the same, with Exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorneys-in-fact and agents or their substitute or substitutes may do or cause to be done by virtue hereof.

       This Power of Attorney of Odd Job Stores, Inc., and the directors and officers of Odd Job Stores, Inc. may be executed in multiple and counterparts, each of which shall be deemed an original with respect to the person executing it.

       IN WITNESS WHEREOF, this Power of Attorney has been signed this 21st day of March 2003.

      ODD JOB STORES, INC.                 By: /s/ Steve Furner
                                            ---------------------
                                             Steve Furner,
                                             Chief Executive Officer


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DIRECTORS AND OFFICERS:

/s/ Edward Cornell
-----------------------
Edward Cornell
Executive Vice President and
Chief Financial Officer

 /s/ Reuven Dessler               /s/ Philip Carter
----------------------------     ---------------------------
     Reuven Dessler,                  Philip Carter,
     Director                         Director

/s/  Jacob Koval                  /s/ Mark Miller
----------------------------     ---------------------------
     Jacob Koval,                     Mark Miller,
     Director                         Director

 /s/  Ned L. Sherwood             /s/ Charles Bilezikian
----------------------------     ---------------------------
      Ned L. Sherwood,                Charles Bilezikian,
      Director                        Director

 /s/  Robert Horne                /s/ Joseph Nusim
----------------------------    ----------------------------
      Robert Horne,                   Joseph Nusim,
      Director                        Director